                                                                       EXHIBIT 6

NEWS RELEASE                                [NORTHGATE EXPLORATION LIMITED LOGO]

NORTHGATE EXPLORATION LIMITED
Stock Symbol: NGX
Exchange Codes: TSX
Website: www.northgateexploration.ca

--------------------------------------------------------------------------------

            NUGGET ZONE RESULTS OPEN NEW FRONT ON KEMESS EXPLORATION
                KEMESS NORTH PROCEEDING TO PRE-FEASIBILITY STAGE


VANCOUVER, NOVEMBER 21, 2002 - Northgate Exploration Limited ("Northgate") (TSX:
NGX) is pleased to announce that it is advancing its Kemess North project to the pre-feasibility stage based on final assay results from its 2002 exploration program. Results of drilling in the Nugget Zone, located adjacent to Kemess North, were also especially encouraging.

--------------------------------------------------------------------------------

                                   HIGHLIGHTS

     o Drilling at Kemess North has confirmed the continuity of the resource and further delineated the high-grade porphyry dome structure at the core of the deposit with grades greater than 1.0 gram per tonne ("gmt") gold equivalent. The broad dimensions of the dome are now estimated to be 700 metres by 400 metres with a maximum thickness of 370 metres. A pre-feasibility study will be initiated immediately.

     o Diamond drill holes in the Nugget Zone, located one kilometre west of the proposed pit outline at Kemess North, have returned intersections of gold-copper mineralization up to 159 metres thick over 300 metres of strike length. The best intersection received to date is 115.64 metres grading 0.455 gmt gold and 0.191% copper. This new discovery remains open in all directions.

     o Structural similarities between mineralization in the Nugget Zone and the Kemess North deposit, in combination with the results of hole KN-02-55 drilled in a previously unexplored area of the Central Cirque, have lead Kemess geologists to the conclusion that Kemess North, the Nugget Zone and the existing Kemess South mine are all part of one continuous porphyry system. This interpretation has opened up a wide variety of promising targets for Northgate's 2003 exploration program.

--------------------------------------------------------------------------------

Ken Stowe, President & CEO stated that, "I am very pleased to announce the next stage in the development of Kemess North based on the additional drill information from our 2002 program. Furthermore, the addition of the Nugget Zone to our growing portfolio of porphyry deposits in the Kemess camp is exciting, as is the enhanced potential for additional areas of porphyry mineralization in the Kemess region that is suggested by our 2002 exploration results."

NORTHGATE EXPLORATION LIMITED
NEWS RELEASE
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2002 EXPLORATION PROGRAM REVIEW

KEMESS NORTH PROJECT

The 2002 exploration program in the east and Central Cirque area of Kemess North has achieved Northgate's objectives of determining the ultimate extent of the high-grade porphyry dome structure that was discovered in 2001 and confirming the continuity of the mineralization in the deposit. A total of 42 holes were drilled to depths of between 400 metres and 700 metres in and around the proposed pit outline for Kemess North and full assay results for 39 of these holes are included herein.

Assay highlights from diamond drilling at the Kemess North deposit are shown below and a complete summary of drilling results is found in the attachments:

                     INTERSECTED WIDTH
  HOLE                   (METRES)             GOLD (gmt)              COPPER(%)
--------             -----------------        ----------              ---------

KN-02-01*                 154.2                  0.89                   0.46
KN-02-03*                  79.8                  0.81                   0.30
KN-02-04*                 111.4                  0.84                   0.37
KN-02-05*                  98.5                  0.96                   0.44
KN-02-09*                 105.4                  0.71                   0.37
KN-02-13*                 200.2                  0.61                   0.30
KN-02-16*                 206.0                  0.54                   0.29
KN-02-24*                  71.0                  0.89                   0.44
KN-02-29                   49.0                  0.49                   0.36
KN-02-36                   42.0                  0.56                   0.31
KN-02-39                   47.6                  0.65                   0.34
KN-02-39                  105.0                  0.58                   0.26

*Assay results for these holes were previously released on August 7, 2002 or September 17, 2002.


Hole KN-02-55 drilled in a previously unexplored area of the Central Cirque returned excellent results and has confirmed further continuity between the Kemess North and the Nugget Zone, located 1.3 kilometres to the west. Hole KN-02-55 intersected 250 metres of gold-copper mineralization as shown in the following table:


                                INTERSECTED WIDTH
  HOLE           DISTANCE           (METRES)          GOLD (gmt)       COPPER(%)
--------        -----------     -----------------     ----------       ---------

KN-02-55        197.0-305.4          110.4               0.487           0.141
                347.0-487.0          140.0               0.440           0.197
Including:      327.7-445.0           72.3               0.462           0.216
                402.3-445.0           42.7               0.502           0.240



The hole features a gold-to-copper ratio and alteration similar to the higher-grade porphyry dome at the core of the Kemess North deposit and includes zones with grades similar to the higher-grade intersections found in the East Cirque. A strike distance of 650 metres remains unexplored between hole KN-02-55 and the Nugget Zone.


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NORTHGATE EXPLORATION LIMITED
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With the Kemess North deposit drilled off on approximately 100-metre sections,
Northgate's geologists are now in the process of recalculating the Kemess North resource. The project is immediately proceeding to the pre-feasibility stage under the direction of project manager Dave Hendriks.

NUGGET DEPOSIT

The Nugget Zone, located approximately 1.3 kilometres southwest of the Kemess North pit outline, has been known for many years for its surface gold showings. As a result of the high-resolution geophysical survey flown in 2002, Northgate geologists identified several new targets with geophysical and geochemical signatures very similar to Kemess North. Subsequent drilling led to the discovery of gold-copper porphyry mineralization in the same monzonite/takla volcanic geologic setting as Kemess North.

Gold-copper mineralization up to 159 metres thick at the Nugget Zone has been intersected over a strike distance of 300 metres. The Nugget Zone remains open in all directions and although still in an early stage of exploration, Northgate is reviewing the results with a view to calculating a separate resource.

The discovery of porphyry mineralization at the Nugget Zone, in combination with the observation of similar geologic features to the south in the area of Kemess Centre, strongly suggests that Kemess North, the Nugget Zone and the Kemess South mine are all part of the same enormous porphyry system and opens up a variety of new targets for the 2003 exploration program over a much larger region of the Kemess property.

Assay highlights from holes drilled in the Nugget Zone are detailed in the table below:


                    INTERSECTED WIDTH
  HOLE                  (METRES)              GOLD (gmt)             COPPER(%)
--------            -----------------         ----------             ---------

KN-02-23                  56.4                  0.451                  0.198
                          62.0                  0.550                  0.134
                          54.0                  0.374                  0.186
KN-02-43                  18.0                  0.495                  0.184
                          28.0                  0.446                  0.169
                         100.0                  0.458                  0.162
KN-02-48                  14.4                  0.367                  0.148
                          21.1                  0.850                  0.147
                         115.6                  0.455                  0.191
KN-02-49                  22.0                  0.496                  0.196
                          18.0                  0.416                  0.169
                         159.7                  0.364                  0.193
KN-02-50                   8.0                  0.379                  0.222
                           2.1                  3.050                  0.015
KN-02-51                  25.0                  0.349                  0.168
                         118.1                  0.394                  0.210
KN-02-56                  82.5                  0.448                  0.104
                          20.0                  0.342                  0.180
                          16.0                  0.352                  0.168
                          79.0                  0.332                  0.130


                                       3

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NORTHGATE EXPLORATION LIMITED
NEWS RELEASE
--------------------------------------------------------------------------------

KEMESS EAST

During the 2002 exploration season, a total of four holes were drilled in Kemess East with the objective of finding the faulted off northeastern extension of the high-grade porphyry dome at Kemess North. Two of these holes hit barren late intrusive Monzonites while the other two hit the target stratigraphy but only returned short intervals containing predominately gold mineralization as shown in the table below. Kemess East will be the target of additional exploration drilling in 2003.

                    INTERSECTED WIDTH
  HOLE                  (METRES)              GOLD (gmt)             COPPER(%)
--------            -----------------         ----------             ---------

KN-02-32                  15.5                  1.168                   0.056
KN-02-41                  24.0                  0.783                   0.045


Drill core assays for Northgate's Kemess North, the Nugget Zone and Kemess East in the 2002 exploration program were performed by ALS Chemex in North Vancouver. The 2002 drill program at Kemess North was designed and managed by staff at the Kemess Mine, headed by Mike Hibbitts, Chief Geologist and Project Coordinator.

                                 * * * * * * * *

Northgate is in the business of mining and exploring for gold and copper, with a focus on opportunities in North and South America. The Corporation's principal assets are the 275,000 ounce per year Kemess South mine in north-central British Columbia and the adjacent Kemess North project where a significant exploration discovery was made in 2001. Significant growth potential exists at Kemess North, which currently contains an inferred resource of 5.7 million ounces of gold.

         This news release contains certain forward-looking statements that reflect the current views and/or expectations of Northgate Exploration Limited with respect to its performance, business and future events. Such statements are subject to a number of risks, uncertainties and assumptions. Actual results and events may vary significantly.


For further information, please contact:

MR. TERRY A. LYONS                  MR. KEN G. STOWE
Chairman                            President and Chief Executive Officer
604-669-3141                        416-359-8641


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NORTHGATE EXPLORATION LIMITED
NEWS RELEASE
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NORTHGATE EXPLORATION LIMITED
2002 EXPLORATION PROGRAM SUMMARY OF DRILLING RESULTS

     Location               Hole               Interval (m)          Length (m)          Gold (gmt)       Copper(%)
--------------------        ---------          ------------          ----------          ----------       ---------

Kemess North........        KN-12-12B          509.0-634.0              125.0               0.419           0.236
                            Including          509.0-540.0               31.0               0.675           0.362

                            KN-12-17B          597.9-640.0               42.1               0.359           0.263

                            KN-02-01           170.6-566.0              395.4               0.528           0.291
                            Including          407.4-561.6              154.2               0.887           0.464
                            Including          422.8-482.0               59.2               1.049           0.542

                            KN-02-02           Hole lost before intersecting target

                            KN-02-03           353.2-714.4              361.2               0.413           0.237
                            Including          447.1-526.9               79.8               0.809           0.297

                            KN-02-04           264.0-375.4              111.4               0.841           0.368
                            Including          321.6-375.4               53.8               1.186           0.408

                            KN-02-05           224.6-544.4              330.8               0.570           0.294
                            Including          409.7-508.2               98.5               0.959           0.435

                            KN-02-06           228.0-496.0              268.0               0.406           0.224

                            KN-02-07           478.3-517.7               39.4               0.430           0.300
                                               587.4-619.4               32.0               0.541           0.270

                            KN-02-08             284.8-404              119.2               0.547           0.212

                            KN-02-09           229.0-498.0              270.0               0.586           0.285
                            Including          392.6-498.0              105.4               0.710           0.367

                            KN-02-10           242.3-368.5              126.2               0.296           0.184

                            KN-02-11           Porphyry system not intersected (post mineralization intrusives)

                            KN-02-12           517.9-584.4               66.5               0.326           0.250

                            KN-02-13            69.7-159.5               89.8               0.333           0.152
                                               390.8-591.0              200.2               0.614           0.303
                            Including          494.4-526.0               31.6               1.594           0.497

                            KN-02-14             11.2-70.7               59.5               0.262           0.207
                                               240.0-269.0               29.0               0.381           0.194
                                               460.0-474.0               14.0               0.509           0.315
                                               554.0-568.0               14.0               0.364           0.178
-------------------------------------------------------------------------------------------------------------------


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
     Location               Hole               Interval (m)          Length (m)          Gold (gmt)       Copper(%)
--------------------        ---------          ------------          ----------          ----------       ---------

                            KN-02-15            79.5-161.5               82.3               0.413           0.266
                                               211.9-296.0               84.1               0.337           0.180

                            KN-02-16           407.0-613.0              206.0               0.537           0.290
                            Including          539.5-585.0               45.5               1.252           0.469
                                               734.0-798.0               63.0               0.358           0.218

                            KN-02-17             10.7-28.0               17.3               0.271           0.294
                                                 51.8-79.3               27.5               0.292           0.226
                                               128.4-140.4               12.0               0.386           0.251
                                               200.4-231.0               30.6               0.311           0.211
                                               460.0-527.6               67.6               0.273           0.209
                                               600.0-637.0               37.0               0.290           0.231

                            KN-02-18           493.7-537.4               43.7               0.530           0.369
                                               559.1-573.0               13.9               0.892           0.371

                            KN-02-19           339.0-418.4               19.4               0.589           0.105

                            KN-02-20           Porphyry system not intersected (post mineralization intrusives)

                            KN-02-21            79.0-187.3              108.3               0.303           0.160
                                               207.0-608.0              401.0               0.252           0.210

                            KN-02-22           551.0-706.2              155.2               0.223           0.233

                            KN-02-24           119.0-283.0              164.0               0.361           0.162
                                               327.0-705.6              378.6               0.484           0.301
                            Including          407.0-478.0               71.0               0.891           0.440

                            KN-02-25           Significant mineralization not intersected

                            KN-02-26           Hole lost before intersecting target

                            KN-02-28            20.5-228.0              207.5               0.396           0.183
                                               318.0-521.0              203.0               0.371           0.155

                            KN-02-29           625.0-648.0               23.0               0.307           0.211
                                               719.0-768.0               49.0               0.485           0.362

                            KN-02-31            7.62-27.43               19.8               0.294           0.260

                            KN-02-33              6.1-15.9                9.8               0.238           0.329
                                               258.0-282.0               24.0               0.231           0.224
                                               344.0-392.0               48.0               0.303           0.223
-------------------------------------------------------------------------------------------------------------------


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
     Location               Hole               Interval (m)          Length (m)          Gold (gmt)       Copper(%)
--------------------        ---------          ------------          ----------          ----------       ---------

                            KN-02-35           Significant mineralization not intersected

                            KN-02-36           403.0-503.0              100.0               0.434           0.261
                            Including          457.0-499.0               42.0               0.564           0.310

                            KN-02-38           Significant mineralization not intersected

                            KN-02-39             9.8-122.5              112.7               0.299           0.167
                                               160.2-249.9               89.7               0.348           0.169
                                               328.5-675.7              347.2               0.492           0.241
                            Including          346.0-393.6               47.6               0.645           0.342
                            Including          527.0-632.0              105.0               0.577           0.257

                            KN-02-42           Significant mineralization not intersected

                            KN-02-44           Porphyry system not intersected (post mineralization intrusives)

                            KN-02-46           293.9-355.8               61.9               0.405           0.220

                            KN-02-47             52.0-93.0               41.0               0.300           0.160

                            KN-02-54           Assays are pending

                            KN-02-55           197.0-305.4              110.4               0.487           0.141
                                               347.0-487.0              140.0               0.440           0.197
                            Including          372.7-445.0               72.3               0.462           0.216
                            Including          402.3-445.0               42.7               0.502           0.240

                            KN-02-57           Assays are pending

                            KN-02-58           Assays are pending
-------------------------------------------------------------------------------------------------------------------
Nugget..............        KN-02-23           118.6-175.0               56.4               0.451           0.198
                                               432.0-494.0               62.0               0.550           0.134
                                               542.0-596.0               54.0               0.374           0.186

                            KN-02-30             75.4-88.2               12.8               0.702           0.078

                            KN-02-34           Significant mineralization not intersected

                            KN-02-40           Significant mineralization not intersected

                            KN-02-43           157.0-175.0               18.0               0.495           0.184
                                               235.0-263.0               28.0               0.446           0.169
                                               329.0-429.0              100.0               0.458           0.162
                            Including          373.0-405.4               32.4               0.645           0.219
-------------------------------------------------------------------------------------------------------------------


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
     Location               Hole               Interval (m)          Length (m)          Gold (gmt)       Copper(%)
--------------------        ---------          ------------          ----------          ----------       ---------

                            KN-02-48           312.0-326.4               14.4               0.367           0.148
                                               369.0-390.1               21.1               0.850           0.147
                                               490.0-605.6              115.6               0.455           0.191

                            KN-02-49           267.0-289.0               22.0               0.496           0.196
                                               400.0-418.0               18.0               0.416           0.169
                                               510.0-669.7              159.7               0.364           0.193
                            Including          630.0-669.7               39.7               0.534           0.246

                            KN-02-50           266.0-274.0                8.0               0.379           0.222
                                               543.4-545.0                2.1               3.050           0.015

                            KN-02-51           453.0-478.0               25.0               0.349           0.168
                                               517.9-636.0              118.1               0.394           0.210
                            Including          580.0-634.0               54.0               0.483           0.243

                            KN-02-52           Significant mineralization not intersected

                            KN-02-53           Hole lost at 15.24m

                            KN-02-56             5.49-88.0               82.5               0.448           0.104
                            Including            74.0-76.0                2.0               8.350           0.343
                                               114.0-134.0               20.0               0.342           0.180
                                               152.0-168.0               16.0               0.352           0.168
                                               247.0-326.0               79.0               0.332           0.130
-------------------------------------------------------------------------------------------------------------------
Kemess East.........        KN-02-27           Significant mineralization not intersected

                            KN-02-32           127.6-143.1               15.5               1.168           0.056

                            KN-02-37           Significant mineralization not intersected

                            KN-02-41           110.0-134.0               24.0               0.783           0.045

                            KN-02-45           Significant mineralization not intersected
-------------------------------------------------------------------------------------------------------------------


                                       8
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NORTHGATE EXPLORATION LIMITED
2002 EXPLORATION PROGRAM SUMMARY OF DRILLING HOLE LOCATIONS

                                                                                          Azimuth       Dip
     Location              Hole no.        Easting (m)   Northing (m)   Elevation (m)    (degrees)   (degrees)    Length (m)
--------------------      ---------        -----------   ------------   -------------    ---------   ---------    ----------
KEMESS NORTH........      KN-02-12B*        10561.69      16095.93         1688.24           0          -90         673.61
                          KN-02-17B**       10282.24      16018.29         1794.38          340         -80         755.50
                           KN-02-01         10458.93      16139.05         1699.14          360         -80         623.93
                           KN-02-02         10557.00      16377.65         1624.71           0          -90         224.64
                           KN-02-03         10460.78      16033.03         1707.69          360         -80         770.23
                           KN-02-04         10578.57      16289.42         1645.41          360         -75         450.90
                           KN-02-05         10356.23      16236.37         1736.82          360         -85         590.40
                           KN-02-06         10159.78      16341.22         1750.30          180         -85         602.59
                           KN-02-07         10461.19      15933.83         1724.97          360         -80         736.70
                           KN-02-08         10249.17      16367.48         1819.10          346         -80         423.67
                           KN-02-09         10358.30      16320.29         1736.58          360         -85         578.21
                           KN-02-10         10053.64      16264.47         1682.81           0          -90         502.01
                           KN-02-11         10157.27      16489.04         1784.27          180         -85         496.82
                           KN-02-12         10559.61      15989.15         1705.17           0          -90         688.38
                           KN-02-13         10360.32      16046.03         1738.06          360         -85         690.98
                           KN-02-14         10062.02      15871.37         1692.16           0          -90         616.61
                           KN-02-15          9960.29      15904.20         1687.78           0          -90         626.97
                           KN-02-16         10362.25      15844.15         1740.97          360         -85         803.84
                           KN-02-17         10062.93      15994.11         1683.08           0          -90         703.13
                           KN-02-18         10654.11      16067.11         1686.40           0          -90         736.70
                           KN-02-19         10364.55      16440.96         1729.90          360         -85         469.39
                           KN-02-20         10456.66      16361.90         1677.80           0          -75         457.81
                           KN-02-21         10069.65      16156.51         1678.02           0          -90         620.88
                           KN-02-22         10759.92      15976.20         1694.26          360         -85         721.46
                           KN-02-24         10551.96      16192.21         1679.13           0          -90         710.18
                           KN-02-25         10759.92      15976.20         1694.26          180         -75         764.13
                           KN-02-26          9858.31      16050.75         1672.38           0          -90         102.72
                           KN-02-28          9755.06      15761.20         1743.22           0          -90         623.93
                           KN-02-29         10360.95      15729.46         1765.96           0          -90         785.85
                           KN-02-31          9838.94      16223.12         1649.51          360         -70         325.85
                           KN-02-33          9960.68      16120.84         1663.65           0          -90         508.10
                           KN-02-35          9859.20      16132.86         1665.29           0          -90         577.60
                           KN-02-36          9929.73      16218.36         1653.04           0          -90         586.74
                           KN-02-37         10094.00      15156.67         1889.03          180         -70         487.24
                           KN-02-38          9856.10      15997.10         1678.21           0          -90         625.00
                           KN-02-39         10161.78      15878.69         1723.55           0          -90         675.74
                           KN-02-42          9759.57      16153.24         1672.21          360         -80         477.32
                           KN-02-44         10055.65      16363.46         1688.35           0          -90         151.49
                           KN-02-46         10059.17      16314.96         1687.06           0          -90         570.58
                           KN-02-47          9659.20      16040.68         1690.49          180         -70         543.46
                           KN-02-54         10162.41      15915.34         1718.71          180         -55         557.01
                           KN-02-55          9457.77      15768.85         1780.31           0          -90         572.11
                           KN-02-57         10939.80      16023.93         1695.89          93          -60         242.91
                           KN-02-58         10059.82      16310.46         1687.42           6          -60         428.96
---------------------------------------------------------------------------------------------------------------------------------


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
                                                                                         Azimuth        Dip
     Location              Hole no.        Easting (m)   Northing (m)   Elevation (m)   (degrees)    (degrees)   Length (m)
--------------------      ---------        -----------   ------------   -------------   ---------    ---------  ----------

      NUGGET........       KN-02-23          8845.28      15091.10         1831.53         360          -75       1011.02
                           KN-02-30          8355.18      15596.85         1726.61         360          -70        450.19
                           KN-02-34          8332.29      15036.08         1755.71         360          -70        815.95
                           KN-02-40          8345.98      15290.02         1737.58         360          -70        690.98
                           KN-02-43          8837.71      15017.31         1808.59         360          -80        703.17
                           KN-02-48          8962.28      15087.73         1875.23          0           -90        605.64
                           KN-02-49          9064.14      15070.88         1890.34          0           -90        669.65
                           KN-02-50          8839.97      14910.03         1746.57         360          -80        623.32
                           KN-02-51          9069.60      14969.85         1877.63          0           -90        668.12
                           KN-02-52          8867.36      14793.80         1748.76          0           -90        660.50
                           KN-02-53          8538.42      15115.09         1809.55         180          -80         15.24
                           KN-02-56          8751.88      15005.36         1758.72         360          -80        541.93
--------------------------------------------------------------------------------------------------------------------------
   KEMESS EAST......       KN-02-27         11784.77      15486.65         1736.23         360          -70        499.87
                           KN-02-32         11011.60      15445.26         1852.07         180          -60        469.39
                           KN-02-41         11459.57      15760.55         1803.93         180          -70        490.73
                           KN-02-45         11094.05      14227.65         1805.83         360          -60        582.47
--------------------------------------------------------------------------------------------------------------------------

*         Re-bottomed hole KN-00-12
**        Re-bottomed hole KN 01-17
          All assays by ALS Chemex
          All intervals calculated from the assays of individual samples taken approximately every two metres


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

NORTHGATE EXPLORATION LIMITED
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FIGURE 1 -- KEMESS NORTH 2002 EXPLORATION PLAN

         [KEMESS NORTH 2002 EXPLORATION PROGRAM DIAMOND DRILLING PLAN]


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

NORTHGATE EXPLORATION LIMITED
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FIGURE 2 -- KEMESS NORTH LONGITUDINAL SECTION

        [KEMESS NORTH 2002 DIAMOND DRILLING LONGITUDINAL SECTION GRAPH]


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